UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2021

Capital CIty Bank Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
217 North Monroe Street, Tallahassee, Florida		32301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (850) 402-7821

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.01	CCBG	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAPITAL CITY BANK GROUP, INC.

FORM 8-K

CURRENT REPORT

Item 4.01	Changes in Registrant’s Certifying Accountant.

On August 26, 2021, the Audit Committee of the Board of Directors of Capital City Bank Group, Inc. (the “Company”) determined to engage BKD, LLP (“BKD”) as the Company’s new auditors. On August 31, 2021, the Audit Committee determined that the independent public accounting firm of the Company, Ernst & Young LLP (“EY”), would be replaced by BKD for the Company’s fiscal year ending December 31, 2021. The appointment of BKD and EY’s dismissal for the 2021 audit became effective on August 31, 2021.

EY’s audit reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2020 and 2019 did not contain any adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2020 and 2019 and the subsequent interim period through August 31, 2021, (i) there were no disagreements between the Company and EY on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of EY, would have caused EY to make reference in their opinions to the subject matter of the disagreement, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K with respect to the Company during the years ended December 31, 2020 and 2019 and the subsequent interim period through August 31, 2021.

The Company has provided EY with a copy of the foregoing statements and has requested and received a letter addressed to the Securities and Exchange Commission stating whether or not EY agrees with the above statements. A copy of the letter is attached hereto as Exhibit 16.1.

During the years ended December 31, 2020 and 2019 and the subsequent interim period through August 31, 2021, neither the Company nor anyone acting on behalf of the Company, consulted with BKD regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated September 1, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date:	September 1, 2021	By:	/s/ J. Kimbrough Davis
J. Kimbrough Davis
Chief Financial Officer